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                                                                    Exhibit 32.1

     CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Uniprop Manufactured Housing Communities Income Fund II (the "Company") on Form 10-Q for the period ending March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Paul M Zlotoff, Principal Executive Officer of the Company, Joel Schwartz, Principal Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

            1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

            2. The information contained in the Report fairly presents, in all material respect, the financial condition and results of operations of the Company.

/s/ Paul M Zlotoff
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Principal Executive Officer,
General Partner to Genesis Associates Limited Partnership
President & Director of GP Genesis Corp.

/s/ Joel Schwartz
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Principal Financial Officer of Uniprop, Inc.

May 10, 2005